UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

Emerging Europe Fund	April 30, 2013

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Emerging European stocks produced moderate gains in the six-month period ended April 30, 2013. The Turkish market far outpaced its regional peers, climbing more than 18% thanks in part to the government’s fiscal discipline, credit rating upgrades, and an economic “soft landing” that has allowed the central bank to lower interest rates. The Russian stock market was essentially flat, hindered by weakness in oil prices and a slowing economy. In other former Soviet republics, stocks in Kazakhstan advanced more than 5%, but Ukrainian shares tumbled 12% as high interest rates, intended to help stabilize the currency, are restraining economic growth. Central Eastern European markets were mixed as the eurozone recession weighed on their economies. Polish shares rose more than 2%, but Hungarian stocks fell 5% and shares in the Czech Republic tumbled more than 16%.

Your fund returned 7.69% in the six-month period ended April 30, 2013. As shown in the Performance Comparison table, the fund strongly outperformed its benchmark, the MSCI Emerging Markets Europe Index. Fund performance was helped by stock selection in several countries, especially Ukraine, Kazakhstan, and Georgia. Overweighting the strong Turkish market and low exposure to central Eastern Europe were also advantageous.

PORTFOLIO REVIEW

Russia
Russian stocks were flat in dollar terms in the last six months, as shown in the Market Performance table on page 5. Slower-than-expected economic growth stemming from weakness in developed Europe, falling oil prices, and corporate governance concerns are some of the main factors that weighed on the market. On the plus side, Russia is one of the stronger economies in our opportunity set—though it is going through a soft patch, with 2013 gross domestic product growth likely to be 2.4%, according to the government’s most recent forecast. Also, Russian companies seem better prepared for an economic slowdown or crisis than they were in 2008 due to less leverage, stronger balance sheets, and a more favorable loan/deposit ratio among banks. In addition, the central bank’s monetary policy is now targeting inflation rather than the ruble’s exchange rate, which should make the economy more adjustable to slower growth and oil price fluctuations.

At 61% of assets, Russia remains our largest country weighting, and we are overweighting it versus the MSCI index. We continue to find some excellent investment ideas in Russia, where many stock valuations are inexpensive relative to their historical averages, but we have been reducing our exposure to take advantage of new opportunities elsewhere in emerging Europe, primarily Turkey. We are mindful of the risks and hazards of investing in Russia—such as increasing corruption and tightening government control over different segments of the economy and society—so we are very judicious in our investment selection.

The energy sector remains dominant in the Russian economy and stock market, and while there has been some progress regarding tax reforms intended to benefit the sector, it continues to struggle with slowing production growth and some corporate governance issues. We are underweighting this sector but have investments in several companies with attractive long-term prospects. Unfortunately, several of our energy holdings—especially Gazprom and Novatek—fared poorly in the last six months. In contrast, Eurasia Drilling remained a strong contributor to performance. This independent drilling company continues to benefit from increasing capital expenditures from major Russian oil companies and is considering making strategic acquisitions in the Middle East and North Africa region. During our reporting period, we eliminated our investment in Rosneft. The company recently completed a large acquisition of TNK-BP, but its fourth-quarter 2012 financial results were weak, and we are cautious because the combined company’s strategy and direction remain unclear. However, we initiated a position in Lukoil, a former holding whose management is now paying closer attention to investors’ concerns about production growth, capital allocation, and dividends. The company has adopted what we believe to be a viable long-term strategy to regain investors’ confidence. We believe the company is attractively valued and has the potential for solid appreciation if its oil production stabilizes and improves and if the company continues to boost its dividends per share by at least 15% per year. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

By underweighting energy, we are able to more broadly diversify our Russian investments in sectors that we favor, such as consumer staples and financials, which should be buoyed by increasing domestic consumption over time. In consumer staples, our investment in food retailer Magnit was the portfolio’s top contributor to absolute performance. The company continues to grow earnings and revenues rapidly—helped by favorable terms with suppliers, steady store expansion, and a logistics network that is several years ahead of competitors. Magnit, which historically has operated in regions of Russia where there was little or no competition, is beginning to expand in Moscow, where consumers are much more affluent. In contrast, X5 Retail Group fared poorly over the last six months, and we eliminated our position at the beginning of 2013 following some unexpected management changes and signs of weakening sales in its discount stores. Although X5 has attractively valued assets, we think 2013 will be another difficult year for X5 as it restructures.

In the financials sector, the strong outlook for retail loan growth is favorable for the consumer banking environment. Our large position in Sberbank of Russia produced excellent returns, as the company is successfully integrating the businesses it has acquired in the last few years while deploying the latest IT technologies to modernize. We believe it is poised to maintain its dominant position in the banking industry as it thrives on strong loan and deposit growth and fee income. Our smaller investment in Bank Saint Petersburg was disappointing in the last six months, as some large nonperforming loans have led to capital constraints and limited the bank’s ability to grow. However, the company is attractively valued. We like its management team and are optimistic that it will be able to raise new capital later this year, which should lead to increased loan growth.

With the Russian government planning to spend up to $120 billion on infrastructure upgrades over the next few years, we have built positions in a few transportation and infrastructure companies that should be lifted by growth in trade and investment. Our three holdings exposed to this trend are Mostotrest, the largest player in the Russian transport infrastructure construction market; rail freight transportation company Globaltrans Investment; and Global Ports Investments, the largest maritime container terminal operator in Russia. Global Ports Investments performed well over the last six months, helped by good cash flow generation, high returns on capital, and expectations of continued container volume growth in 2013.

Unfortunately, Mostotrest and Globaltrans fared poorly, due in part to the slowing economy and acquisitions. Mostotrest sagged as the company took a 50% stake in North-West Concession Company, which is building a toll road between Moscow and St. Petersburg. This purchase seems like a good strategic move, but it may weigh on earnings in the near term. Globaltrans declined on concerns about a drop in rental rates due to an oversupply of railcars, as well as the acquisition of competitor MMK-Trans, which was owned by a subsidiary of Magnitogorsk Iron & Steel Works. However, we think the acquisition is favorable, especially considering that Globaltrans will transport at least 70% of Magnitogorsk’s freight shipments over the next five years.

Russia remains rich in natural resources, and we continue to invest in growing, low-cost commodity producers. Unfortunately, commodity prices came under pressure as global economies slowed in the last six months. Gold and silver mining company Polymetal International was hurt significantly by declining precious metals prices and rising costs. We have reduced our exposure but are maintaining a smaller position because the company has an excellent management team, good corporate governance practices, and strong long-term growth prospects. We also hold Uralkali, one of the world’s lowest-cost producers of potash, which underperformed over our reporting period due to above-average inventory levels for most potash producers.

We hold two Russian companies that provide Internet services: Yandex and Mail.Ru. Yandex produced good returns during our reporting period. The company, which is the leader in Russia’s Internet search market and whose revenues are derived almost entirely from advertising, recently increased its revenue guidance for fiscal year 2013 due in part to a strong pickup in text-based ad revenues in recent months. On the other hand, Mail.Ru, a provider of e-mail services, online games, and social media sites, declined due to a share placement from a large investor. We are maintaining our position, as we believe Mail.Ru has one of the best growth outlooks throughout emerging Europe and good scope for operating leverage. In addition, the company has no debt, it has strong free cash flow, and its management believes in returning excess cash to shareholders, buying back shares after the placement and paying a large special dividend in February. Another company whose free cash flow and outlook have been improving is Mobile Telesystems, a former holding with operations in Russia and Ukraine. Over the last six months, we have built a 2.3% position, as shown in the table on page 12. Competitive conditions in the Russian mobile market have become more benign, and so the company has steady growth prospects—plus a dividend yield around 6%.

Other Former Soviet Republics
We continue to invest a small portion of the fund’s assets in peripheral countries such as Ukraine, Kazakhstan, and Georgia. While these countries are not represented in our MSCI benchmark, we find that they offer some attractive long-term investment opportunities that help us diversify the portfolio.

Ukraine’s economy depends significantly on its steel and agricultural exports, so slowing global growth, especially in neighboring Russia, and high local interest rates weighed heavily on the market and economy. Ukraine’s economy slipped into recession in the latter part of 2012, and growth this year is expected to be around 0%. The country has been seeking additional financial assistance from the International Monetary Fund (IMF), but the government is hesitant to pursue IMF-required reforms given the fragile economy.

In the last six months, we trimmed our only Ukrainian holding—poultry and grain producer MHP—following a period of strong appreciation. At 4.1% of fund assets at the end of April, our position remains relatively large, as we believe the company will continue to benefit from rising poultry prices. However, we are watching closely as the company considers expanding into Russia, where the poultry market is more fragmented and competitive and features greater price volatility than in Ukraine. While there is still some potential for a significant devaluation of Ukraine’s currency, we believe the situation would be manageable for MHP, as revenues from its grain sales are dollar-based and can more than cover its foreign debt payments.

In Russia’s southern neighbor Kazakhstan, our main investment in Halyk Savings Bank produced modest gains. Halyk has been benefiting from good financial results, recoveries in nonperforming loans, and solid new loan growth, and we believe the company is poised to take market share in the banking industry. Our small position in copper producer Kazakhmys produced decent gains for the fund, and we took the opportunity to eliminate it as we felt that the outlook for copper was negative and, therefore, the company’s ability to turn around its operational and financial performance would be limited. At the end of 2012, we added shares of KCell to the portfolio at an attractive price during the company’s initial public offering. The company, which is one of Kazakhstan’s three major mobile phone operators, has one of the highest margins in the sector globally, and we expect it to continue to be able to generate strong cash flow and pay a high level of dividends. Our investment performed well during our reporting period.

In Georgia, we were surprised with the change in government at last fall’s elections, but the country has managed the transition peacefully and with a continuation of the previous macroeconomic policy. Our only investment in the country is Bank of Georgia Holdings, representing 2% of assets at the end of April. This market-leading bank performed very well in the last six months, supported by a high return on equity, strong capitalization, and an attractive growth outlook.

Turkey
Turkish stocks surged more than 18% in the first half of our fiscal year, and our overweight versus the benchmark helped relative performance. Gains were driven by several interest rate cuts by the central bank, whose unorthodox monetary policies have engineered an economic “soft landing” without hurting the value of the lira currency; continued fiscal discipline by the government; and an S&P upgrade of Turkish government debt to one notch below investment grade in late March.

Turkey has a well-diversified economy with many productive elements—including a young demographic—that should foster successful long-term growth. We increased our exposure to Turkey in the last six months to take advantage of emerging opportunities. We believe that Turkey has the highest sustainable growth trend in our investment universe, with growth expected to accelerate to about 4% this year versus about 3% in 2012. However, a low savings rate, a large current account deficit, and relatively high inflation are some of the main challenges the country will face in the medium term.

Our Turkish investments are designed to benefit from a burgeoning consumer economy. In the financials sector, we own three banks that we consider core holdings: Turkiye Halk Bankasi, Turkiye Garanti Bankasi, and Yapi ve Kredi Bankasi. All of these well-capitalized and well-managed banks produced excellent returns in our reporting period, helped by falling interest rates and expectations for stronger economic and loan growth in 2013.

In consumer staples, our investments in discount food retailer BIM Birlesik Magazalar and wholesale retailer Bizim Toptan Satis Magazalari also did well. BIM reported good first-quarter earnings and slightly weaker revenue growth amid increasing competition, but the company has done a good job at containing costs while growing store traffic. Bizim reported strong revenues, although profit margin increases have been below expectations. The company has high returns on equity and no debt, so we are maintaining our position. Late in our reporting period, we purchased shares of Coca-Cola Icecek, a bottling company with operations in several Middle East and Central Asian countries. We believe this high-quality distributor has good management and can capitalize on the strong growth potential of underpenetrated markets.

Elsewhere in Turkey, we own shares of car manufacturer Tofas Turk Otomobil Fabrikasi and airport operator TAV Havalimanlari Holding. Tofas produced reasonable gains in the last six months, helped by exports and strong domestic sales. TAV contributed significantly to absolute performance, propelled by vigorous revenue and net income growth and expectations that the company would win the auction to run Istanbul’s third international airport, which will be built starting in 2017. Unfortunately, immediately following our reporting period, TAV was outbid by a consortium of several companies and lost not only the auction, but a potentially significant future driver of growth. For now, we still see value in the company, which will continue operating its concession at Ataturk Airport until at least January 2021 and could seek other new airport tenders in emerging Europe, the Middle East, or Africa. Late in our reporting period, we established a position in Pegasus Hava Tasimaciligi, a low-cost airline that focuses on shorter-distance domestic and international flights. We believe the company, like TAV, will benefit from the long-term growth of Turkey’s aviation market.

Central Eastern Europe
The primary markets of central Eastern Europe—Poland, Hungary, and the Czech Republic—were mixed in the first half of our fiscal year, as mentioned earlier. The eurozone recession and lingering debt crisis continue to weigh on the economies in this region, which is the main reason for our significant underweight. We have no exposure to the Czech Republic, which is in its second year of recession, or Hungary, which is struggling with low growth and high levels of debt. In Poland, economic growth and inflation have been weakening, and the central bank has responded by reducing interest rates in hopes of preventing a recession. We see medium-term potential in Poland, but there are few companies in which we have a high degree of conviction due to high valuations.

We maintained our position in Jeronimo Martins, which performed quite well in our six-month reporting period. This Portugal-listed food retailer has 70% exposure to the Polish market through the Biedronka chain. The environment for Polish food retailers is challenging, but Biedronka’s year-over-year sales growth has improved in recent months, helped by the completion of store refurbishments and the reintroduction of promotional nonfood items. We added Eurocash, a cash-and-carry consumer goods retailer with good cash flow and whose management has expressed its intention to double its sales over the next five years. The company has been expensive based on its price-to-earnings ratio for some time, but a recent value-adding acquisition has reduced its earnings multiple to a more attractive level.

In the financials sector, we eliminated our small position in PKO Bank Polski on concerns about slowing economic growth, but we added Bank Zachodni near the end of our reporting period. Bank Zachodni is the third-largest bank in Poland in terms of market capitalization, deposits, and branch network. We believe the company has solid fundamentals and strong leadership that can help bring about synergies and cost savings stemming from a recent merger.

OUTLOOK

Emerging markets have been underperforming developed markets thus far in 2013, in part because of weaker commodity prices and emerging markets currencies. While these trends could continue for some time, we still believe that the long-term case for investing in emerging markets remains intact.

Economic growth in developed Europe remains weak, exacerbated by fiscal austerity. The potential for another flare-up in the eurozone’s sovereign debt crisis will continue to act as an overhang on emerging Europe, especially central Eastern European markets with the strongest economic links to eurozone members. Nevertheless, we remain focused on companies in our opportunity set with strong balance sheets, sustainable growth, and attractive valuations. We believe such companies will perform well over the long term.

In Russia, improved trade links through World Trade Organization membership, continued privatization, and increased dividend payments from government-controlled companies are all positive developments. We would like to see further reforms to make Russia a more appealing place for investment, raise the country’s growth rate, and reduce its exposure to oil price volatility. For now, Russian equities in general are attractively valued, though mid-cap companies seem to have the best mix of growth potential and attractive valuations.

In Turkey, macro headwinds have receded and accommodative monetary policy should help growth reaccelerate this year. The country depends greatly on external financing of its current account deficit, and the recent narrowing of that deficit is a welcome development. We may consider increasing our Turkish exposure if we see signs that inflation has peaked and the deficit continues to shrink.

In closing, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, the fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

S. Leigh Innes
Portfolio Manager

May 17, 2013

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Price-to-earnings ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Return on equity (ROE): A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/13
Sberbank of Russia, Russia	13.0%
Magnit, Russia	7.7
Turkiye Halk Bankasi, Turkey	6.0
Turkiye Garanti Bankasi, Turkey	5.6
Gazprom, Russia	5.3
Novatek, Russia	5.2
MHP, Ukraine	4.1
BIM Birlesik Magazalar, Turkey	3.4
Lukoil, Russia	3.4
Yapi ve Kredi Bankasi, Turkey	3.1
Mail.Ru, Russia	2.8
Eurasia Drilling, Russia	2.8
Globaltrans Investment, Russia	2.5
Mobile Telesystems, Russia	2.3
TAV Havalimanlari Holding, Turkey	2.2
Jeronimo Martins, Portugal	2.2
Uralkali, Russia	2.2
Pharmstandard, Russia	2.2
Bank of Georgia Holdings, Georgia	2.0
Bizim Toptan Satis Magazalari, Turkey	1.7
Halyk Savings Bank, Kazakhstan	1.6
MD Medical Group Investments, Russia	1.5
Yandex, Russia	1.5
Polymetal International, Russia	1.4
Etalon, Russia	1.4
Total	87.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 4/30/13	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE						
Beginning of period	$ 18.52	$ 17.83	$ 21.66	$ 15.97	$ 12.38	$ 39.18
Investment activities						
Net investment income (loss)[(1)]	0.12	0.13	(0.02)	(0.01)	(0.02)	1.14
Net realized and unrealized gain / loss	1.30	0.56	(3.81)	5.71	4.93	(23.98)
Total from investment activities	1.42	0.69	(3.83)	5.70	4.91	(22.84)
Distributions						
Net investment income	(0.14)	–	–	–	(1.32)	–
Net realized gain	–	–	–	(0.01)	–	(3.96)
Total distributions	(0.14)	–	–	(0.01)	(1.32)	(3.96)
NET ASSET VALUE						
End of period	**$ 19.80**	**$ 18.52**	**$ 17.83**	**$ 21.66**	**$ 15.97**	**$ 12.38**

Ratios/Supplemental Data

Total return[(2)]	7.69%	3.87%	(17.68)%	35.68%	49.25%	(64.91)%
Ratio of total expenses to average net assets	1.39%[(3)]	1.55%	1.45%	1.41%	1.64%	1.32%
Ratio of net investment income (loss) to average net assets	1.22%[(3)]	0.71%	(0.09)%	(0.07)%	(0.19)%	3.49%
Portfolio turnover rate	10.1%	10.9%	21.7%	27.7%	39.7%	36.0%
Net assets, end of period (in millions)	$ 403	$ 420	$ 494	$ 772	$ 637	$ 451

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
GEORGIA 2.0%		
Common Stocks 2.0%		
Bank of Georgia Holdings (GBP)	328,474	8,220
Total Georgia (Cost $5,825)		8,220
KAZAKHSTAN 3.0%		
Common Stocks 3.0%		
Halyk Savings Bank, GDR (USD) (1)	900,874	6,576
Kazakhstan Kagazy, GDR (USD) (1)(2)	3,273,950	655
KCell, GDR (USD) (1)	314,383	4,747
Total Kazakhstan (Cost $25,484)		11,978
POLAND 2.0%		
Common Stocks 2.0%		
Bank Zachodni WBK	47,989	3,994
Eurocash	238,988	4,304
Total Poland (Cost $7,036)		8,298
PORTUGAL 2.2%		
Common Stocks 2.2%		
Jeronimo Martins	374,360	8,916
Total Portugal (Cost $1,472)		8,916
RUSSIA 60.6%		
Common Stocks 60.3%		
Bank Saint Petersburg (USD)	681,257	852
Cherkizovo Group, GDR (USD) (1)	346,083	3,738
Etalon, GDR (USD) (1)	1,274,659	5,481
Eurasia Drilling, GDR (USD)	289,903	11,335
Gazprom, ADR (USD)	2,679,624	21,263
Global Ports Investments, GDR (USD)	310,703	4,863
Globaltrans Investment, GDR (USD)	718,383	10,201

Kuzbasskaya Toplivnaya Kompaniya (USD)	838,800	2,167
Lukoil OAO, ADR (USD)	214,499	13,599
Magnit (USD)	99,247	21,238
Magnit	364	77
Magnit, GDR (USD)	189,150	9,647
Mail.Ru, GDR (USD)	422,096	11,397
MD Medical Group Investments, GDR (USD) (1)	355,000	6,212
MMC Norilsk Nickel, ADR (USD)	258,544	3,961
Mobile Telesystems (USD)	267,650	2,370
Mobile Telesystems, ADR (USD)	340,100	7,040
Mostotrest (USD)	1,086,369	5,247
Novatek, GDR (USD)	206,558	20,904
Pharmstandard, GDR (USD) (1)	213,862	4,472
Pharmstandard, GDR (USD) (1)(2)	201,328	4,210
Polymetal International (GBP)	527,642	5,700
Sberbank of Russia, ADR (USD)	3,971,946	51,079
Sberbank of Russia, GDR (USD) (1)(2)	95,689	1,231
Uralkali, GDR (USD)	241,973	8,757
Yandex (USD) (1)	233,300	6,005
		243,046
Convertible Preferred Stock 0.3%		
Bank Saint Petersburg (USD)	939,200	1,151
		1,151
Total Russia (Cost $172,745)		244,197
TURKEY 25.0%		
Common Stocks 25.0%		
BIM Birlesik Magazalar	266,701	13,687
Bizim Toptan Satis Magazalari	395,919	6,669
Coca-Cola Icecek	194,084	5,413
Pegasus Hava Tasimaciligi (1)	379,000	3,869
TAV Havalimanlari Holding	1,268,800	8,953
Tofas Turk Otomobil Fabrikasi	354,425	2,471

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2013, approximately 97% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $41,756,000 and $86,798,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of October 31, 2012, the fund had $223,648,000 of available capital loss carryforwards, which expire as follows: $207,631,000 in fiscal 2017 and $7,949,000 in fiscal 2018; $8,068,000 have no expiration.

At April 30, 2013, the cost of investments for federal income tax purposes was $285,027,000. Net unrealized gain aggregated $117,023,000 at period-end, of which $166,447,000 related to appreciated investments and $49,424,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2013, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2013, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $276,000 for T. Rowe Price Services, Inc.; and $13,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2013, the fund was allocated $5,000 of Spectrum Funds’ expenses, of which $3,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2013, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreements

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annual total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

This information, combined with the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, led to the Board’s determination that the fund’s results for certain time periods were less than satisfactory. The Advisor provided its assessment of the fund’s investment results and outlook, and the Board concluded that it was satisfied with the Advisor’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the fund’s total expense ratio was above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013